NUMBER                    InfoCast Corporation                          SHARES
        INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
        AUTHORIZED: 100,000,000 COMMON SHARES, $.001 PAR VALUE   SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                               CUSIP 45664S 10 0

         This Certifies that         ****************SPECIMEN ****************

         is the owner of



         FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.001 PAR VALUE OF

                              InfoCast Corporation

         transferable upon the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.


         WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                              INFOCAST CORPORATION
                                    CORPORATE
                                      SEAL
                                     NEVADA
         Secretary                                                     President

COUNTERSIGNED:
CORPORATE STOCK TRANSFER, INC.
370-17th Street, Suite 2350-, Denver, Colorado 80202


By:_________________________________________________
    Transfer Agent and Registrar Authorized Officer

                              InfoCast Corporation
                         Corporate Stock Transfer, Inc.
                      Transfer Fee: $15.00 Per Certificate


--------------------------------------------------------------------------------

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM  __ as tenants in common        UNIF GIFT MIN ACT - Custodian for...
                                                   (Cust.)               (Minor)
    TEN ENT  __ as tenants by the entireties       under Uniform Gifts to Minors

    JT TEN   __ as joint tenants with right of     Act of . . . . . . . . . . .
                survivorship and not as tenants              (State)
                in common

    Additional  abbreviations  may  also  be used through not in the above list.



    For value received ................... hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

                   -------------------------------------------

                   -------------------------------------------
                Please print or type name and address of assignee


    ............................................................................

    ............................................................................

    ............................................................................

    ......................................................................shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

    ............................................................................

    ............................................................................
    Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

    Dated........................ 19 .....................

SIGNATURE GUARANTEED:                                 X ________________________
                                                      X ________________________


         THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACT OF THIS CERTIFICATE IN EVERY PARTICULAR. WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Association and Credit Union) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.


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